UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2019

BrightSphere Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36683	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 53rd Floor
Boston, Massachusetts 02116
(617) 369-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events.

Effective December 16, 2019, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) will no longer serve as a subadvisor to the following multi-manager mutual funds: Vanguard Windsor II Fund, Vanguard Selected Value Fund and Vanguard Variable Insurance Fund Diversified Value. Barrow Hanley’s subadvisory business with the foregoing Vanguard mutual funds accounted for 5% of BrightSphere Investment Group Inc.’s (the “Company's”) U.S. GAAP Net Income and 6% of the Company's Economic Net Income* for the nine months ended September 30, 2019.

*This Current Report on Form 8-K references a non-GAAP performance measure referred to as Economic Net Income, or “ENI.” The Company uses ENI to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Affiliate variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP.
Included below is the Company’s reconciliation of U.S. GAAP Net Income to Economic Net Income for the nine months ended September 30, 2019 reflecting the impact of removing the revenue from the Vanguard subadvisory business.

Reconciliation of U.S. GAAP Net Income to Economic Net income - Adjusted
		Nine Months Ended September 30,
($ in millions)		2019
U.S. GAAP net income attributable to controlling interests		$148.5
Adjustments to reflect the economic earnings of the Company:
i.	Non-cash key employee-owned equity and profit interest revaluations	(27.7)
ii.	Amortization of acquired intangible assets, acquisition-related consideration and pre-acquisition employee equity	24.4
iii.	Capital transaction costs	2.5
iv.	Seed/Co-investment (gains) losses and financings	(11.1)
v.	Tax benefit of goodwill and acquired intangibles deductions	7.1
vi.	Discontinued operations and restructuring	6.6
vii.	ENI tax normalization	(41.7)
Tax effect of above adjustments, as applicable		1.4
Economic net income		$110.0

Reconciliation of U.S. GAAP Net Income to Economic Net income - Historical
		Nine Months Ended September 30,
($ in millions)		2019
U.S. GAAP net income attributable to controlling interests		$156.1
Adjustments to reflect the economic earnings of the Company:
i.	Non-cash key employee-owned equity and profit interest revaluations	(27.7)
ii.	Amortization of acquired intangible assets, acquisition-related consideration and pre-acquisition employee equity	24.4
iii.	Capital transaction costs	2.5
iv.	Seed/Co-investment (gains) losses and financings	(11.1)
v.	Tax benefit of goodwill and acquired intangibles deductions	7.1
vi.	Discontinued operations and restructuring	6.6
vii.	ENI tax normalization	(41.7)
Tax effect of above adjustments, as applicable		1.4
Economic net income		$117.6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	December 16, 2019	BRIGHTSPHERE INVESTMENT GROUP INC.

		By:	/s/ Suren Rana
		Name:	Suren Rana
		Title:	Chief Financial Officer